00168076

TF1 P1 06/16

SUPPLEMENT DATED JUNE 1, 2016

TO THE PROSPECTUS DATED JULY 1, 2015

OF

Franklin Tax-Free Trust

(Franklin Insured Tax-Free Income Fund)

The Board of Trustees of Franklin Tax-Free Trust recently approved a proposal to reorganize the Franklin Insured Tax-Free Income Fund (the “Fund”) with and into the Franklin Federal Tax-Free Income Fund.

It is anticipated that in the third quarter of 2016, shareholders of the Fund will receive a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization.  If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about December 2, 2016.

Please keep this supplement with your prospectus for future reference.

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